UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/15

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus High Yield Strategies Fund

SEMIANNUAL REPORT September 30, 2015

Dreyfus High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus High Yield Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus High Yield Strategies Fund, covering the six-month period from April 1, 2015, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. A recovering U.S. economy enabled stocks to advance during the spring, but those gains were more than erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds also generally faltered when falling prices among U.S. government securities during the second quarter were only partly offset by rallies during the third quarter. Corporate-backed and inflation-linked bonds also lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

October 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2015, through September 30, 2015, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended September 30, 2015, Dreyfus High Yield Strategies Fund produced a total return of -5.15% (on a net asset value basis) and provided aggregate income dividends of $0.1740 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of -4.92% for the same period.2

High yield bonds encountered heightened volatility during the reporting period amid shifting economic sentiment. The fund lagged its benchmark, which does not reflect fund fees and expenses, mainly due to mild shortfalls in the telecommunications and services sectors.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in income securities of U.S. issuers rated below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

High Yield Bonds Hit by Heightened Market Volatility

The reporting period proved to be a challenging time for high yield bonds. The period began soon after yields of U.S. government securities had moderated in response to a strengthening U.S. dollar and severe winter weather, which had resulted in an anemic 0.6% annualized economic growth rate for the first quarter of 2015. At the same time, high-yield corporate bonds had weathered bouts of heightened volatility due to plummeting commodity prices stemming from lackluster global demand for energy and construction materials. Demand was especially weak in emerging markets with slowing economies.

Some of these macroeconomic drags proved transitory when the U.S. economy rebounded at a 3.7% annualized rate for the second quarter due to a more robust labor market, improved consumer confidence, and recovering business sentiment. As a result, long-term U.S. Treasury yields climbed and prices fell during the spring. However, the bond market soon reversed course, with prices rising and yields falling over the summer when renewed worries about a debt crisis in Greece and an economic slowdown in China reignited market volatility over the final months of the reporting period.

High yield corporate bonds generally lagged U.S. Treasury securities in this turbulent environment. The impact of falling commodity prices and global economic instability was particularly severe for energy and materials producers, and investors’ concerns regarding aggressive mergers-and-acquisitions activity dampened results in the telecommunications, media, and technology sectors.

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation and Selection Strategies Proved Effective

The fund successfully navigated the opportunities and pitfalls of changing investor sentiment during the reporting period. Our sector allocation strategy proved particularly effective, as we held underweighted exposure to energy producers, metals-and-mining companies, and other industry groups that historically have been sensitive to falling commodity prices. Instead, we favored issuers in businesses that were relatively insulated from volatile commodity prices and global economic weakness, such as the more U.S.-centric homebuilding, packaging, and health care industries. At times during the reporting period, we took advantage of market volatility to solidify the fund’s income stream by purchasing high yielding securities from fundamentally sound companies at attractive prices. The fund also benefited from a relatively modest allocation to non-U.S. bonds, particularly those denominated in the euro and British pound, which responded favorably to improving credit conditions in their local markets.

On the other hand, some of the fund’s individual positions lagged market averages over the reporting period. Investments in the telecommunications services sector were undermined by weakness affecting a satellite networking provider, and the services sector was hurt by a regulatory investigation into an engineering services provider.

An Unwavering Focus on Income

While we expect market volatility to persist until the direction of the global economy becomes clearer, it is noteworthy that the U.S. economic recovery has remained intact, aggressively accommodative monetary policies are at work in major overseas markets, and the Federal Reserve Board is widely expected to begin raising short-term interest rates later this year or early in 2016.

Therefore, we have maintained a generally constructive investment posture, including an emphasis on higher yielding securities from B-rated issuers and correspondingly light exposure to bonds with BB credit ratings. We also have remained focused on issuers that, in our analysis, have the fundamental strength required to weather temporary downturns. As of the reporting period’s end, we have continued to favor companies and industry groups that tend to be more sensitive to U.S. economic conditions than international developments, and we have maintained relatively light positions in energy and materials companies leveraged to volatile commodity prices.

October 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U.S. High Yield Master II Constrained Index was renamed the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”). The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

STATEMENT OF INVESTMENTS

September 30, 2015 (Unaudited)

Bonds and Notes - 143.7%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Casinos - 9.3%
AMC Entertaiment,
Gtd. Notes		9.75	12/1/20	3,715,000	[b]	3,910,037
Boyd Gaming,
Gtd. Notes		9.00	7/1/20	1,430,000	[b]	1,526,811
Boyd Gaming,
Gtd. Notes		6.88	5/15/23	1,075,000	[b]	1,096,500
International Game Technology,
Sr. Scd. Notes		6.25	2/15/22	1,005,000	[b,c]	939,675
MGM Resorts International,
Gtd. Notes		11.38	3/1/18	6,310,000	[b]	7,240,725
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	740,000	[b]	790,875
Peninsula Gaming,
Gtd. Notes		8.38	2/15/18	525,000	[b,c]	545,344
Pinnacle Entertainment,
Gtd. Notes		8.75	5/15/20	1,095,000	[b]	1,147,013
Pinnacle Entertainment,
Gtd. Notes		7.50	4/15/21	1,695,000	[b]	1,775,512
Scientific Games International,
Gtd. Notes		10.00	12/1/22	5,175,000	[b]	4,541,062
						23,513,554
Consumer Discretionary - 23.2%
Accudyne Industries,
Gtd. Notes		7.75	12/15/20	1,100,000	[b,c]	959,750
Altice,
Gtd. Notes		7.75	5/15/22	2,330,000	[b,c]	2,126,125
Altice,
Gtd. Notes		7.63	2/15/25	200,000	[b,c]	177,125
Altice Financing,
Sr. Scd. Notes		6.63	2/15/23	905,000	[b,c]	872,759
Altice Finco,
Gtd. Notes		7.63	2/15/25	210,000	[b,c]	196,350
Altice Finco,
Sr. Scd. Notes		9.88	12/15/20	1,100,000	[b,c]	1,179,750
Altice Finco,
Sr. Scd. Notes		8.13	1/15/24	1,900,000	[b,c]	1,814,500
Beacon Roofing Supply,
Gtd. Notes		6.38	10/1/23	805,000	[c]	811,038
Cablevision Systems,
Sr. Unscd. Notes		8.63	9/15/17	2,675,000	[b]	2,795,375
CCO Holdings,
Gtd. Notes		6.63	1/31/22	1,445,000	[b]	1,459,450
Chrysler Group,
Scd. Notes		8.25	6/15/21	3,660,000	[b]	3,893,142
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	138,081		155,952
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B		7.63	3/15/20	3,475,000	[b]	3,496,719
DriveTime Automotive Group,
Sr. Scd. Notes		8.00	6/1/21	1,185,000	[b,c]	1,072,425
Ferrellgas Partners,
Sr. Unscd. Notes		8.63	6/15/20	2,785,000	[b]	2,798,925
Goodyear Tire & Rubber,

Bonds and Notes - 143.7% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Consumer Discretionary - 23.2% (continued)
Gtd. Notes		8.25	8/15/20	1,450,000	[b]	1,515,250
Gray Television,
Gtd. Notes		7.50	10/1/20	975,000	[b]	1,003,031
Hillman Group,
Sr. Unscd. Notes		6.38	7/15/22	1,265,000	[b,c]	1,170,125
iHeartCommunications,
Gtd. Notes		14.00	2/1/21	1,119,731		469,587
iHeartCommunications,
Sr. Scd. Notes		9.00	12/15/19	1,865,000	[b]	1,610,894
iHeartCommunications,
Sr. Scd. Notes		9.00	3/1/21	675,000	[b]	569,700
Midcontinent Communications & Midcontinent Finance,
Gtd. Notes		6.88	8/15/23	1,155,000	[b,c]	1,153,556
MPG Holding Company,
Gtd. Notes		7.38	10/15/22	1,730,000	[b]	1,807,850
Neiman Marcus Group,
Gtd. Notes		8.00	10/15/21	720,000	[b,c]	745,200
Neiman Marcus Group,
Gtd. Notes		8.75	10/15/21	2,555,000	[b,c]	2,644,425
Neptune Finco,
Gtd. Notes		6.63	10/15/25	350,000	[c]	352,625
Neptune Finco,
Sr. Unscd. Notes		10.13	1/15/23	2,825,000	[c]	2,863,844
Nexstar Broadcasting,
Gtd. Notes		6.88	11/15/20	1,615,000	[b]	1,669,506
Omega US Sub,
Sr. Unscd. Notes		8.75	7/15/23	1,200,000	[b,c]	1,065,000
RCN Telecom Services,
Sr. Unscd. Notes		8.50	8/15/20	2,805,000	[b,c]	2,906,681
Rite Aid,
Gtd. Notes		6.75	6/15/21	1,860,000	[b]	1,911,150
Schaeffler Holding Finance,
Sr. Scd. Notes		6.75	11/15/22	610,000	[b,c]	658,800
Shea Homes Funding ,
Gtd. Notes		6.13	4/1/25	490,000	[b,c]	503,475
Standard Pacific,
Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,288,250
StoneMor Partners,
Gtd. Notes		7.88	6/1/21	1,540,000	[b]	1,590,050
Taylor Morrison Communications,
Gtd. Notes		5.88	4/15/23	980,000	[b,c]	984,900
Townsquare Media Inc,
Sr. Notes		6.50	4/1/23	1,285,000	[b,c]	1,148,469
Wave Holdco,
Sr. Unscd. Notes		8.25	7/15/19	1,125,000	[b,c]	1,102,500
William Lyon Homes,
Gtd. Notes		8.50	11/15/20	2,585,000	[b]	2,785,337
						58,329,590
Consumer Staples - 4.1%
Albea Beauty Holdings,
Sr. Scd. Notes		8.38	11/1/19	3,040,000	[b,c]	3,207,200
Bakkavor Finance 2,
Sr. Scd. Notes	GBP	8.75	6/15/20	975,000		1,618,879
Pinnacle Operating,

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 143.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Consumer Staples - 4.1% (continued)
Scd. Notes	9.00	11/15/20	985,000	[b,c]	957,913
Post Holdings,
Gtd. Notes	7.38	2/15/22	1,815,000	[b]	1,849,031
Post Holdings,
Gtd. Notes	8.00	7/15/25	1,310,000	[b,c]	1,352,575
RSI Home Products,
Scd. Notes	6.50	3/15/23	1,460,000	[b,c]	1,467,300
					10,452,898
Energy - 9.4%
Bonanza Creek Energy,
Gtd. Notes	6.75	4/15/21	1,985,000	[b]	1,394,463
Carrizo Oil & Gas,
Gtd. Notes	7.50	9/15/20	3,220,000	[b]	3,026,800
Chesapeake Energy,
Gtd. Notes	7.25	12/15/18	2,200,000	[b]	1,831,500
Diamondback Energy,
Gtd. Notes	7.63	10/1/21	2,055,000	[b]	2,168,025
Eclipse Resources,
Gtd.Notes	8.88	7/15/23	1,205,000	[b,c]	976,050
Energy Transfer Equity,
Sr. Scd. Notes	7.50	10/15/20	1,800,000		1,800,000
EP Energy Finance,
Gtd.Notes	9.38	5/1/20	3,200,000	[b]	2,768,000
Forum Energy Technologies,
Gtd. Notes	6.25	10/1/21	1,465,000	[b]	1,237,925
Halcon Resources,
Gtd. Notes	9.75	7/15/20	315,000	[b]	108,675
Halcon Resources,
Scd. Notes	8.63	2/1/20	745,000	[b,c]	622,075
Jones Energy Holdings,
Gtd. Notes	6.75	4/1/22	1,125,000	[b]	899,303
Matador Resources,
Gtd. Notes	6.88	4/15/23	1,170,000	[b,c]	1,129,050
Murray Energy,
Scd. Notes	11.25	4/15/21	810,000	[c]	429,300
Northern Oil and Gas,
Sr. Unscd. Notes	8.00	6/1/20	3,115,000	[b]	2,332,356
RSP Permian,
Gtd. Notes	6.63	10/1/22	570,000	[b,c]	550,050
RSP Permian,
Gtd. Notes	6.63	10/1/22	1,180,000	[b]	1,138,700
Sanchez Energy,
Gtd. Notes	7.75	6/15/21	1,410,000	[b]	1,050,450
Sanchez Energy,
Gtd. Notes	6.13	1/15/23	205,000	[b]	138,375
					23,601,097
Financials - 20.2%
Ahern Rentals,
Scd. Notes	7.38	5/15/23	2,265,000	[b,c]	1,981,875
Ally Financial,
Gtd. Notes	7.50	9/15/20	860,000	[b]	978,250
Ally Financial,
Gtd. Notes	8.00	11/1/31	1,630,000	[b]	1,894,370
Argos Merger Sub,
Sr. Unscd. Notes	7.13	3/15/23	2,645,000	[b,c]	2,681,369

Bonds and Notes - 143.7% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 20.2% (continued)
Ashton Woods USA/Finance,
Sr. Unscd. Notes		6.88	2/15/21	1,915,000	[b,c]	1,771,375
Cabot Financial,
Sr. Scd. Notes	GBP	8.38	8/1/20	1,000,000		1,573,255
Communications Sales & Leasing,
Gtd. Notes		8.25	10/15/23	1,985,000	[b]	1,707,100
Consolidated Energy Finance,
Gtd. Notes		6.75	10/15/19	1,081,000	[b,c]	1,026,950
Deutsche Bank,
Jr. Sub. Notes	GBP	7.13	5/30/49	700,000	[d]	991,018
Hub Holdings,
Sr. Unscd. Notes		8.13	7/15/19	2,640,000	[b,c]	2,560,800
HUB International,
Sr. Unscd. Notes		7.88	10/1/21	1,175,000	[b,c]	1,125,063
International Lease Finance,
Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	1,836,219
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,746,137
International Lease Finance,
Sr. Unscd. Notes		8.63	1/15/22	1,255,000	[b]	1,516,981
Jurassic Holdings III,
Scd. Notes		6.88	2/15/21	2,275,000	[b,c]	1,609,563
KCG Holdings,
Sr. Scd. Notes		6.88	3/15/20	1,175,000	[b,c]	1,089,813
Ladder Capital Finance Holdings,
Sr. Unscd. Notes		7.38	10/1/17	1,100,000	[b]	1,111,000
Lloyds Bank,
Sub. Notes	GBP	10.75	12/16/21	2,385,000	[d]	3,969,007
Lloyds Bank,
Sub. Notes	EUR	11.88	12/16/21	690,000	[d]	865,936
Lloyds Banking Group,
Jr. Sub. Bonds		7.50	4/30/49	2,222,000	[d]	2,273,995
Lowell Group,
Sr. Scd. Notes	GBP	10.75	4/1/19	450,000		735,534
Navient,
Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	2,756,908
Navient,
Sr. Unscd. Notes		8.00	3/25/20	415,000	[b]	398,400
Provident Funding Associates,
Gtd. Notes		6.75	6/15/21	1,205,000	[b,c]	1,147,763
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	1,530,000	[d]	1,670,460
Royal Bank of Scotland Group ,
Jr. Sub. Bonds		8.00	12/29/49	3,745,000	[d]	3,782,450
USI,
Sr. Unscd. Notes		7.75	1/15/21	2,355,000	[b,c]	2,313,787
York Risk Services Holding,
Gtd. Notes		8.50	10/1/22	1,930,000	[b,c]	1,647,737
						50,763,115
Health Care - 14.6%
Auris Luxembourg II,
Sr. Unscd. Bonds	EUR	8.00	1/15/23	1,165,000		1,404,228
Auris Luxembourg II,
Sr. Unscd. Bonds	EUR	8.00	1/15/23	530,000	[c]	638,833
Capsugel,

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 143.7% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 14.6% (continued)
Sr. Unscd. Notes		7.00	5/15/19	1,775,000	[b,c]	1,778,328
CHS/Community Health Systems,
Gtd. Notes		8.00	11/15/19	1,900,000	[b]	1,981,937
CHS/Community Health Systems,
Gtd. Notes		6.88	2/1/22	1,675,000	[b]	1,714,714
ConvaTec Finance International,
Sr. Unscd. Notes		8.25	1/15/19	3,660,000	[b,c]	3,609,675
HCA,
Gtd. Notes		7.50	2/15/22	5,470,000	[b]	6,194,775
IASIS Healthcare,
Gtd. Notes		8.38	5/15/19	1,405,000	[b]	1,448,906
Jaguar Holding Company II,
Gtd. Notes		6.38	8/1/23	1,225,000	[b,c]	1,194,375
JLL/Delta Dutch Pledgeco,
Sr. Unscd. Notes		8.75	5/1/20	1,794,000	[b,c]	1,816,425
Kindred Healthcare,
Gtd. Notes		8.75	1/15/23	4,095,000	[b,c]	4,453,312
Tenet Healthcare,
Sr. Unscd. Notes		8.13	4/1/22	5,355,000	[b]	5,705,217
Valeant Pharmaceuticals International,
Gtd. Notes		7.50	7/15/21	3,550,000	[b,c]	3,665,375
Valeant Pharmaceuticals International,
Gtd. Notes		6.75	8/15/21	1,105,000	[b,c]	1,118,813
						36,724,913
Industrials - 14.4%
Acosta,
Sr. Unscd. Notes		7.75	10/1/22	2,250,000	[b,c]	2,134,687
ADS Waste Holdings,
Gtd. Notes		8.25	10/1/20	2,930,000	[b]	2,937,325
Algeco Scotsman Global Finance,
Gtd. Notes		10.75	10/15/19	315,000	[b,c]	168,525
Algeco Scotsman Global Finance,
Sr. Scd. Notes		8.50	10/15/18	885,000	[b,c]	778,977
Algeco Scotsman Global Finance,
Sr. Scd. Notes	EUR	9.00	10/15/18	390,000		386,997
Bombardier,
Sr. Unscd. Notes		7.75	3/15/20	425,000	[b,c]	365,500
Bombardier,
Sr. Unscd. Notes		7.50	3/15/25	745,000	[b,c]	562,475
Cemex,
Sr. Scd. Notes		9.50	6/15/18	1,795,000	[c]	1,942,549
Cemex Espana,
Sr. Scd. Notes		9.88	4/30/19	725,000	[c]	782,783
DPx Holdings,
Sr. Unscd. Notes		7.50	2/1/22	1,990,000	[b,c]	2,017,362
Galapagos Holding,
Sr. Scd. Notes	EUR	7.00	6/15/22	700,000	[c]	705,968
Gardner Denver,
Sr. Unscd. Notes		6.88	8/15/21	1,095,000	[b,c]	974,550
Gates Global,
Gtd. Notes		6.00	7/15/22	1,855,000	[b,c]	1,502,550
H&E Equipment Services,
Gtd. Notes		7.00	9/1/22	1,350,000	[b]	1,316,250
HD Supply,
Gtd. Notes		11.50	7/15/20	2,900,000	[b]	3,291,500

Bonds and Notes - 143.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Industrials - 14.4% (continued)
Manitowoc,
Gtd. Notes	8.50	11/1/20	3,100,000	[b]	3,247,250
Mobile Mini,
Gtd. Notes	7.88	12/1/20	945,000	[b]	985,163
Navios Maritime Acquisition,
Sr. Scd. Notes	8.13	11/15/21	1,690,000	[b,c]	1,569,588
Navios Maritime Holdings Finance,
Sr. Scd. Notes	7.38	1/15/22	690,000	[b,c]	558,038
Navios South American Logistics,
Gtd. Notes	7.25	5/1/22	1,725,000	[b,c]	1,558,969
Nortek,
Gtd. Notes	8.50	4/15/21	1,570,000	[b]	1,656,350
Reliance Intermediate,
Sr. Scd. Notes	6.50	4/1/23	1,508,000	[b,c]	1,515,540
Trinseo Materials Operating SCA,
Sr. Unscd. Notes	6.75	5/1/22	1,450,000	[b,c]	1,395,625
XPO Logistics,
Gtd. Notes	6.50	6/15/22	1,815,000	[b,c]	1,541,616
XPO Logistics,
Sr. Unscd. Notes	7.88	9/1/19	950,000	[c]	929,813
Zachry Holdings,
Sr. Unscd. Notes	7.50	2/1/20	1,335,000	[b,c]	1,324,988
					36,150,938
Information Technology - 7.9%
Alcatel-Lucent USA,
Gtd. Notes	6.75	11/15/20	490,000	[b,c]	517,563
Alcatel-Lucent USA,
Sr. Unscd. Notes	6.45	3/15/29	2,295,000		2,280,656
Ensemble S Merger Sub,
Sr. Notes	9.00	9/30/23	2,030,000	[c]	1,971,637
First Data,
Gtd. Notes	10.63	6/15/21	145,000	[b]	159,319
First Data,
Gtd. Notes	11.75	8/15/21	4,782,000	[b]	5,319,975
First Data,
Scd. Notes	8.25	1/15/21	1,636,000	[b,c]	1,701,440
Infor Software Parent,
Gtd. Notes	7.13	5/1/21	2,410,000	[b,c]	2,129,837
Infor US,
Gtd. Notes	6.50	5/15/22	1,335,000	[b,c]	1,228,200
Riverbed Technology,
Gtd. Notes	8.88	3/1/23	2,345,000	[b,c]	2,139,812
Sophia,
Gtd. Notes	9.75	1/15/19	1,553,000	[b,c]	1,670,640
Sophia Holding Finance,
Gtd. Notes	9.63	12/1/18	760,000	[b,c]	778,050
					19,897,129
Materials - 14.6%
ArcelorMittal,
Sr. Unscd. Bonds	10.60	6/1/19	4,473,000	[b,d]	4,847,614
Ardagh Finance Holdings,
Sr. Unscd. Notes	8.63	6/15/19	2,194,050	[b,c]	2,248,901
Ardagh Packaging Finance,
Gtd. Notes	9.13	10/15/20	2,000,000	[b,c]	2,088,750
Ardagh Packaging Finance,

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 143.7% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Materials - 14.6% (continued)
Gtd. Notes	EUR	9.25	10/15/20	1,625,000		1,902,715
Axalta Coating Systems/Dutch,
Gtd. Notes		7.38	5/1/21	2,625,000	[b,c]	2,772,656
BWAY Holding,
Sr. Unscd. Notes		9.13	8/15/21	4,745,000	[b,c]	4,602,650
Eco Services,
Sr. Unscd. Notes		8.50	11/1/22	720,000	[b,c]	644,400
Edgen Murray,
Sr. Scd. Notes		8.75	11/1/20	1,109,000	[b,c]	1,179,699
Global Brass & Copper,
Sr. Scd. Notes		9.50	6/1/19	1,655,000	[b]	1,797,744
Hexion,
Scd. Notes		9.00	11/15/20	825,000	[b]	499,125
Hexion,
Sr. Scd. Notes		8.88	2/1/18	1,160,000	[b]	933,800
Hexion,
Sr. Scd. Notes		10.00	4/15/20	1,125,000	[b]	1,082,813
Horizon Holdings,
Sr. Unscd. Notes	EUR	7.25	8/1/23	570,000	[c]	642,800
Mercer International,
Gtd. Notes		7.75	12/1/22	1,270,000	[b]	1,289,050
Ply Gem Industries,
Gtd. Notes		6.50	2/1/22	435,000	[b]	411,075
Reynolds Group,
Gtd. Notes		9.88	8/15/19	2,765,000	[b]	2,866,959
Ryerson,
Sr. Scd. Notes		9.00	10/15/17	1,115,000	[b]	997,925
Sappi Papier Holding,
Sr. Scd. Notes		7.75	7/15/17	730,000	[b,c]	770,150
Signode Industrial Group,
Gtd. Notes		6.38	5/1/22	3,250,000	[b,c]	3,087,500
Tronox Finance,
Gtd. Notes		6.38	8/15/20	1,465,000		937,600
Univar USA ,
Sr. Unscd. Notes		6.75	7/15/23	1,200,000	[b,c]	1,116,000
						36,719,926
Telecommunications - 19.6%
CenturyLink,
Sr. Unscd. Notes, Ser. W		6.75	12/1/23	2,900,000	[b]	2,548,375
Cincinnati Bell,
Gtd. Notes		8.38	10/15/20	1,025,000	[b]	1,034,609
CPI International,
Gtd. Notes		8.75	2/15/18	1,085,000	[b,d]	1,087,713
Digicel Group,
Sr. Unscd. Notes		8.25	9/30/20	3,175,000	[c]	2,952,750
Digicel Group,
Sr. Unscd. Notes		7.13	4/1/22	1,425,000	[c]	1,236,188
DISH DBS,
Gtd. Notes		6.75	6/1/21	2,450,000	[b]	2,365,769
Eileme 2,
Sr. Scd. Notes		11.63	1/31/20	2,900,000	[b,c]	3,167,757
Frontier Communications,
Sr. Unscd. Notes		8.75	4/15/22	2,180,000	[b]	1,952,255
Frontier Communications,
Sr. Unscd. Notes		10.50	9/15/22	2,235,000	[b,c]	2,184,712

Bonds and Notes - 143.7% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - 19.6% (continued)
Frontier Communications,
Sr. Unscd. Notes		11.00	9/15/25	525,000	[b,c]	509,250
Hughes Satellite Systems,
Gtd. Notes		7.63	6/15/21	3,510,000	[b]	3,773,250
Intelsat Luxembourg,
Gtd. Bonds		7.75	6/1/21	3,295,000	[b]	2,187,056
Intelsat Luxembourg,
Gtd. Bonds		8.13	6/1/23	1,825,000	[b]	1,195,375
Interoute Finco,
Sr. Scd. Bonds	EUR	7.38	10/15/20	870,000	[c]	958,407
Level 3 Financing,
Gtd. Notes		8.63	7/15/20	2,430,000	[b]	2,545,425
Sable International Finance,
Gtd. Notes		6.88	8/1/22	1,220,000	[b,c]	1,235,250
Sable International Finance,
Sr. Scd. Notes		8.75	2/1/20	1,845,000	[b,c]	1,944,169
Sprint,
Gtd. Notes		7.88	9/15/23	1,000,000	[b]	811,875
Sprint Capital,
Gtd. Notes		8.75	3/15/32	800,000	[b]	624,000
Sprint Communications,
Sr. Unscd. Notes		11.50	11/15/21	5,325,000	[b]	5,285,062
T-Mobile USA,
Gtd. Bonds		6.63	4/28/21	1,000,000	[b]	1,005,000
T-Mobile USA,
Gtd. Bonds		6.84	4/28/23	2,840,000	[b]	2,818,700
T-Mobile USA,
Gtd. Notes		6.63	4/1/23	1,865,000	[b]	1,851,012
Wind Acquisition Finance,
Scd. Notes		7.38	4/23/21	2,550,000	[b,c]	2,524,500
Windstream,
Gtd. Notes		7.75	10/15/20	975,000	[b]	832,406
Windstream,
Gtd. Notes		7.75	10/1/21	950,000	[b]	741,000
						49,371,865
Utilities - 6.4%
Calpine,
Sr. Scd. Notes		7.88	1/15/23	2,095,000	[b,c]	2,246,887
Dynegy,
Gtd. Notes		7.63	11/1/24	3,745,000	[b]	3,801,175
NRG Energy,
Gtd. Notes		7.88	5/15/21	3,317,000	[b]	3,379,194
NRG Energy,
Gtd. Notes		6.25	7/15/22	1,010,000	[b]	924,150
Talen Energy Supply,
Sr. Unscd. Notes		6.50	6/1/25	2,295,000	[b,c]	1,976,569
Techem Energy Metering Service & Co.,
Gtd. Notes	EUR	7.88	10/1/20	1,435,000	[c]	1,729,350
TerraForm Power Operating,
Gtd. Notes		6.13	6/15/25	545,000	[b,c]	472,788
Viridian Group Fundco II,
Sr. Scd. Notes	EUR	7.50	3/1/20	1,390,000		1,521,820
						16,051,933
Total Bonds and Notes (cost $378,434,147)						361,576,958

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks - 1.0%	Shares		Value ($)
Financials - 1.0%
GMAC Capital Trust I ,
Ser. 2, 8.13% (cost $2,492,932)	98,738	[d]	2,520,781
Other Investments - .1%
Registered Investment Company
Dreyfus Institutional Preferred Plus Money Market Fund (cost $164,745)	164,745	[e]	164,745
Total Investments (cost $381,091,824)	144.8%		364,262,484
Liabilities, Less Cash and Receivables	(44.8%)		(112,712,617)
Net Assets	100.0%		251,549,867

a  Principal amount stated in U.S. dollars unless otherwise noted.

EUR—Euro

GBP—British Pound

b Collateral for Revolving Credit and Security Agreement.

c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities were valued at $152,676,550, or 60.7% of net assets.

d Variable rate security--interest rate subject to periodic change.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	143.7
Preferred Stocks	1.0
Money Market Investment	.1
144.8

†Based on net assets.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	380,927,079	364,097,739
Affiliated issuers	164,745	164,745
Cash		4,765
Cash denominated in foreign currency	1,600,158	1,570,784
Dividends and interest receivable		8,701,935
Receivable for investment securities sold		6,717,276
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		204,222
Prepaid expenses		76,387
		381,537,853
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		255,301
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		9,512,959
Interest and loan fees payable—Note 2		102,608
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		7,977
Accrued expenses		109,141
		129,987,986
Net Assets ($)		251,549,867
Composition of Net Assets ($):
Paid-in capital		341,363,449
Accumulated distributions in excess of investment income—net		(631,702)
Accumulated net realized gain (loss) on investments		(72,517,291)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(16,664,589)
Net Assets ($)		251,549,867
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,642,245
Net Asset Value Per Share ($)		3.46

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2015 (Unaudited)

Investment Income ($):
Income:
Interest	13,645,628
Dividends:
Unaffiliated issuers	100,281
Affiliated issuers	3,156
Total Income	13,749,065
Expenses:
Management fee—Note 3(a)	1,471,422
Interest expense—Note 2	763,543
Professional fees	70,966
Shareholders' reports	50,125
Registration fees	34,666
Trustees' fees and expenses—Note 3(c)	31,280
Custodian fees—Note 3(b)	21,156
Shareholder servicing costs	9,184
Miscellaneous	41,541
Total Expenses	2,493,883
Investment Income—Net	11,255,182
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,349,650)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,064,968)
Net Realized Gain (Loss)	(4,414,618)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(22,414,219)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	455,312
Net Unrealized Appreciation (Depreciation)	(21,958,907)
Net Realized and Unrealized Gain (Loss) on Investments	(26,373,525)
Net (Decrease) in Net Assets Resulting from Operations	(15,118,343)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended September 30, 2015 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(118,021,904)
Net proceeds from sales of short-term securities	15,003,384
Proceeds from sales of portfolio securities	106,977,364
Interest received	14,747,265
Dividends received	104,131
Interest and loan fees paid	(748,576)
Operating expenses paid	(91,983)
Paid to The Dreyfus Corporation	(1,479,929)
Realized gain from forward foreign currency exchange contracts transactions	(1,064,968)
Net Cash Provided by Operating Activities		15,424,784
Cash Flows from Financing Activities ($):
Dividends paid	(14,746,376)
Increase in loan outstanding	-
Net Cash Used in Financing Activities		(14,746,376)
Net increase in cash		678,408
Cash at beginning of period		897,141
Cash and cash denominated in foreign currency at end of period		1,575,549
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		(15,118,343)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(118,021,904)
Proceeds from sales of portfolio securities		106,977,364
Net proceeds from sales of short-term securities		15,003,384
Increase in interest receivable		(267,944)
Increase in interest and loan fees payable		6,120
Decreased in accrued operating expenses		(26,002)
Decrease in Due to The Dreyfus Corporation and affiliates		(8,507)
Decrease in prepaid expenses		201,784
Net realized loss on investment and foreign currency transactions		4,414,618
Net unrealized depreciation on investments and foreign currency transactions		21,958,907
Decreased in dividends receivable		694
Net amortization of premiums on investments		1,369,581
Realized loss from forward foreign currency exchange contracts transactions		(1,064,968)
Net Cash Provided In Operating Activities		(15,424,784)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Operations ($):
Investment income—net	11,255,182	23,089,560
Net realized gain (loss) on investments	(4,414,618)	7,471,974
Net unrealized appreciation (depreciation) on investments	(21,958,907)	(23,318,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,118,343)	7,242,661
Dividends to Shareholders from ($):
Investment income—net	(12,639,751)	(26,142,930)
Beneficial Interest Transactions ($):
Dividends reinvested	-	296,797
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	-	296,797
Total Increase (Decrease) in Net Assets	(27,758,094)	(18,603,472)
Net Assets ($):
Beginning of Period	279,307,961	297,911,433
End of Period	251,549,867	279,307,961
Undistributed (distributions in excess of) investment income—net	(631,702)	752,867
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	-	73,185

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Six Months Ended
September 30, 2015		Year Ended March 31,
(Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	3.84	4.11	4.10	3.90	4.25	4.08
Investment Operations:
Investment income—net[a]	.15	.32	.36	.38	.41	.47
Net realized and unrealized gain (loss) on investments	(.36)	(.23)	.05	.26	(.26)	.22
Total from Investment Operations	(.21)	.09	.41	.64	.15	.69
Distributions:
Dividends from investment income—net	(.17)	(.36)	(.40)	(.44)	(.50)	(.52)
Net asset value, end of period	3.46	3.84	4.11	4.10	3.90	4.25
Market value, end of period	3.06	3.65	4.19	4.40	4.65	4.67
Total Return (%)[b]	(11.75)[c]	(4.51)	4.95	5.12	11.65	21.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83[d]	1.81	1.92	2.03[e]	2.11[e]	2.24[e]
Ratio of net expenses to average net assets	1.83[d]	1.74	1.71	1.82[f]	1.90[f]	2.00[f]
Ratio of interest expense to average net assets	.55[d]	.52	.51	.57	.61	.67
Ratio of net investment income to average net assets	8.26[d]	8.04	8.80	9.56	10.60	11.60
Portfolio Turnover Rate	29.91[c]	48.20	48.39	42.42	57.91	65.63
Net Assets, end of period ($ x 1,000)	251,550	279,308	297,911	297,210	281,897	306,175
Average borrowings outstanding ($ x 1,000)	120,000	120,000	120,000	120,000	120,000	118,677
Weighted average number of fund shares outstanding ($ x 1,000)	72,642	72,621	72,518	72,410	72,194	71,772
Average amount of debt per share ($)	1.65	1.65	1.65	1.66	1.66	1.65

a Based on average shares outstanding.

b Calculated based on market value.

c Not annualized.

d Annualized.

e The presentation of total expense ratios has been changed to include interest expense. Total expenses excluding interest expense for the periods ended March 31, 2013, 2012 and 2011 were previously presented as 1.46%, 1.50% and 1.57%, respectively.

f The presentation of net expense ratios has been changed to include interest expense. Net expenses excluding interest expense for the periods ended March 31, 2013, 2012 and 2011 were previously presented as 1.25%, 1.29% and 1.33%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund's Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	361,576,958	-	361,576,958
Mutual Funds	164,745	-	-	164,745
Preferred Stocks†	-	2,520,781	-	2,520,781
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	204,222	-	204,222
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(7,977)	-	(7,977)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2015 were as follows:

Affiliated Investment Company	Value 3/31/2015 ($)	Purchases ($)	Sales ($)	Value 9/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	15,168,129	56,025,538	71,028,922	164,745.1

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(f) Dividends to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On September 29, 2015, the Board declared a cash dividend of $0.029 per share from undistributed investment income-net, payable on October 29, 2015 to Shareholders of record as of the close of business on October 15, 2015. The ex-dividend date was October 13, 2015.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $64,105,022 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2015. If not applied, $5,933,593 of the carryover expires in fiscal year 2016, $24,707,290 expires in fiscal year 2017 and $33,464,139 expires in fiscal year 2018. It is uncertain that the fund will be able to utilize most of its pre-enactment capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2015 was as follows: ordinary income $26,142,930. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 23, 2016, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $308,830,198 as of September 30, 2015. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement.

During the period ended September 30, 2015, total expenses pursuant to the Agreement amounted to $763,543.

The average amount of borrowings outstanding under the Agreement during the period ended September 30, 2015 was $120,000,000, with a related weighted average annualized interest rate of 1.27% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with Dreyfus, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2015, the fund was charged $21,156 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended September 30, 2015, the fund was charged $3,131 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $233,986, custodian fees $19,752 and Chief Compliance Officer fees $1,563.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2015, amounted to $121,777,641 and $113,565,115, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at September 30, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Purchases:
Morgan Stanley Capital Services
Euro,
Expiring
10/9/2015	870,000	973,334	972,143	(1,191)
Sales:		Proceeds ($)
Barclays Bank
British Pound,
Expiring
10/30/2015	3,470,000	5,352,587	5,248,510	104,077
Commonwealth Bank of Australia
Euro,
Expiring
10/30/2015	3,735,000	4,172,555	4,175,424	(2,869)
Goldman Sachs International
British Pound,
Expiring
10/30/2015	3,345,000	5,159,161	5,059,443	99,718
Euro,
Expiring
10/30/2015	3,845,000	4,294,477	4,298,394	(3,917)
Morgan Stanley Capital Services
Euro,
Expiring
10/30/2015	2,940,000	3,287,106	3,286,679	427

Gross Unrealized Appreciation	204,222

Gross Unrealized Depreciation	(7,977)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	204,222	(7,977)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	204,222	(7,977)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	204,222	(7,977)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	104,077		-	-	104,077
Goldman Sachs International	99,718		(3,917)	-	95,801
Morgan Stanley Capital Services	427		(427)	-	-
Total	204,222		(4,344)	-	199,878

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Commonwealth Bank of Australia	(2,869)		-	-	(2,869)
Goldman Sachs International	(3,917)		3,917	-	-
Morgan Stanley Capital Services	(1,191)		427	-	(764)
Total	(7,977)		4,344	-	(3,633)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2015:

Average Market Value ($)
Forward contracts	23,419,388

At September 30, 2015, accumulated net unrealized depreciation on investments was $16,829,340, consisting of $4,590,303 gross unrealized appreciation and $21,419,643 gross unrealized depreciation.

At September 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Products and Performance. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 6, 2015.

	Shares
	For	Authority Withheld
To elect two Class I Trustees: †
Francine J. Bovich	58,332,527	3,571,728
Stephen J. Lockwood	58,466,641	3,437,614

† The terms of these Class I Trustees expire in 2018.

NOTES

NOTES

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel
Stephen J. Lockwood	Portfolio Managers
Roslyn M. Watson	Chris Barris
Benaree Pratt Wiley	Kevin Cronk
Josephine Shin
Stephen Sylvester

Officers	Manager
President	The Dreyfus Corporation
Bradley J. Skapyak
Chief Legal Officer	Custodian
Bennett A. MacDougall	The Bank of New York Mellon
Vice President and Secretary
Janette E. Farragher	Counsel
Vice Presidents and Assistant Secretaries	K&L Gates LLP
James Bitetto
Joni Lacks Charatan	Transfer Agent,
Joseph M. Chioffi	Dividend Disbursing Agent
John B. Hammalian	Computershare Inc.
Maureen E. Kane
Sarah S. Kelleher	Stock Exchange Listing
Jeff Prusnofsky	NYSE Symbol: DHF
Treasurer
James Windels	Initial SEC Effective Date
Assistant Treasurer	4/23/98
Richard Cassaro
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna
The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; Wall Street Journal, Mutual Funds section under the heading
“Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus High Yield Strategies Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0430SA0915

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and         Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak,

            President

Date:    November 25, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    November 25, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)